Exhibit 32.1

       CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                              2002


      In connection with the Annual Report of Raike Financial Group, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William J. Raike, III, Chief Executive Officer of the Company, and Melissa L. Whitley, Chief Financial Officer of the Company, respectively, do each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

     (1)  The  Report  fully complies with  the  requirements  of
     Section  13(a)  or 15(d) of the Securities Exchange  Act  of
     1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William J. Raike, III
-------------------------------------
William J. Raike, III
President and Chief Executive Officer
March 23, 2005



/s/ Melissa L. Whitley
-------------------------------------
Melissa L. Whitley
Chief Financial Officer
March 23, 2005